UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 20, 2016

CYPRESS SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1–10079	94-2885898
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

198 Champion Court

San Jose, California 95134

(Address of principal executive offices and zip code)

(408) 943-2600

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02        Results of Operations and Financial Condition.

On January 20, 2016, Cypress Semiconductor Corporation (the “Company”) issued a press release to confirm, based on information available as of that date, its fourth quarter 2015 financial outlook that it provided on October 22, 2015.  A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 8.01        Other Events.

Additionally, the Company confirmed its previously announced stock repurchase program for shares of its common stock, par value $0.01 per share (the “Common Stock”). The stock repurchase program allows the Company to purchase up to $450 million of its Common Stock directly or to enter into equity derivative transactions related to its Common Stock. In connection with the above confirmation, the Company opened its quarterly trading window at the beginning of market on Friday, January 22, 2016.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 20, 2016.

The information in Item 2.02 of this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

Statements in this Form 8-K may be deemed to contain forward-looking statements, which are subject to the safe harbor provisions of the Private Litigation Reform Act of 1995. These forward-looking statements include, among other things, statements regarding the financial outlook for the fourth quarter as provided on October 22, 2015 and the Company’s intention to repurchase shares of its Common Stock from time to time under the stock repurchase program.  These forward-looking statements are only predictions and may differ materially from actual future events or results due to a variety of factors, including: the risk that the Company’s financial outlook for the fourth quarter as provided on October 22, 2015 may not be achieved as expected; the business and economic conditions and growth trends in the semiconductor industry and in various geographic regions; the Company’s ability to manage financial risk; the market price of the Company’s Common Stock prevailing from time to time, the nature of other investment opportunities presented to the Company from time to time, the Company’s cash flows from operations; and other factors discussed in the Company’s most recent reports on Form 10-K, 10-Q and 8-K. Please read the “Risk Factors” and other cautionary statements contained in these filings. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, the occurrence of certain events or otherwise. As a result of these risks and others, actual results could vary significantly from those anticipated in this release, and the Company’s financial condition and results of operations could be materially adversely affected.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYPRESS SEMICONDUCTOR CORPORATION

Date: January 22, 2016	By:	/s/ Thad Trent
Thad Trent
Executive Vice President, Finance & Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 20, 2016.